SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K/A

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                Date of Report: February 21, 2003




                  ALPHA HOSPITALITY CORPORATION

        (Exact Name of Registrant as Specified in Charter)





          Delaware                    1-12522               13-3714474
    (State or other jurisdiction   (Commission File No.) (IRS Employer
        of incorporation)                                Identification No.)







707 Skokie Boulevard, Suite 600, Northbrook, Illinois       60062
(Address of Principal Executive Offices)                   (Zip Code)





     Registrant's telephone number, including area code: (847) 418-3804

ITEM 5.   OTHER EVENTS

       On February 20, 2003, Alpha Hospitality Corporation (the "Company") appointed Jay A. Holt as an outside director to serve on the Company's Board of Directors and Audit Committee. Mr. Holt is currently a Corporate Finance & Business Development Consultant and Special Counsel.

       Prior to his current role, Mr. Holt served as the former head of the Structured and Project Finance Department of Deutsche Bank from 1990 to 1995. He was a partner at the law firm of Hawkins, Delafield & Wood in New York City from 1978 - 1988. During 1975 - 1977, Mr. Holt also served as a fiscal aide to New York State Governor Hugh L. Carey during the New York City financial crisis. Mr. Holt received a BA from Baylor University and his JD from New York University.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (a)  Exhibits

     99.1  Resume of Jay A. Holt

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 21, 2003              ALPHA HOSPITALITY CORPORATION
                                             (Registrant)

                                       By: /s/  Scott A. Kaniewski
                                                Scott A. Kaniewski
                                                Chief Financial Officer

     EXHIBIT 99.1

                         Jay Allen Holt


1998 - Present
     Corporate Finance & Business Development Consultant and
Special Counsel
      HVB Americas - Special Assets Group - Advice concerning distressed assets involving securitization and project finance; implementation plan for new business efforts.
    Davis Polk & Wardwell - M&A Contract Attorney - Telefonica
S.A. exchange offers for four Latin American telecoms; Morgan Stanley acquisition of global asset portfolio for securitization; Reed Elsevier acquisition of Harcourt; high-tech venture capital.
    Internet strategy and finance projects.

1996 - 1997
     Helaba (Landesbank Hessen-Thuringen), New York Branch
     Manager, Structured Finance Department - M&A
     (W.R.Grace/Fresenius); energy and telecom project finance;
     securitization enhancements; asset portfolio acquisition;.

1990 - 1995
     Deutsche Bank AG and Deutsche Bank Securities Corporation Head of Structured Finance Product Development Groups and Project Finance Infrastructure Group
         Awarded business by major corporations in extremely competitive processes.
    Structured and led precedent-setting cross-border securitization transaction for IBM.
    Managed development/implementation of asset-backed commercial paper program.
    Co-managed successful acquisition of mortgage securitization group.
    Structured and led financings for major energy companies - Enron, El Paso, Tenneco.
    Developed strategic and marketing plans for structured finance and project finance.

1978 - 1988
     Hawkins, Delafield & Wood
     Partner, 1985 - 1988; Associate, 1978 - 1984
         Represented major investment banking firms (Goldman Sachs, First Boston, Salomon Brothers, Lehman Brothers, J.P. Morgan) in complex financial transactions.
    Expert in technological & economic feasibility and underwriters' counsel issues.
    Expert in electric energy & project infrastructure finance and mortgage securitization.
    Expert in assessing organizational & management capacity of issuers/borrowers.

1975 - 1977
     Emergency Financial Control Board for City of New York
     Fiscal aide to Gov. Hugh L.Carey during New York City financial crisis.

New York University School of Law, J.D.
Internet Law Program, Berkman Center at Harvard Law School
Baylor University, B.A.